Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended September 30, 2011
(NYSE:  NFP)

Investor Relations Contact:

Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures.  The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income.  Adjusted income before management fees is defined as income before management fees excluding corporate income.  Adjusted income before management fees should not be viewed as a substitute for income from operations.  Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010.  Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees.  A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and the Company’s reportable segments; (3) the ability of the Company to execute on its strategy of increasing recurring revenue; (4) any losses that NFP may take with respect to dispositions, restructures or otherwise; (5) seasonality or an economic environment that results in fewer sales of financial products or services; (6) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (8) the effectiveness or financial impact of NFP’s incentive plans; (9) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, or activities within the life settlements industry; (10) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (11) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (12) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (13) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, the dilutive impact of capital raising efforts or the impact of refinancing transactions; (14) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of newly-adopted healthcare legislation and resulting changes in business practices, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (15) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (16) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses; (17) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (18) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (19) the loss of services of key members of senior management; (20) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; and (21) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 10, 2011.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$251,531	$237,478	$724,230	$697,641

Operating expenses:
Commissions and fees	80,297	70,731	236,283	212,458
Compensation expense	66,601	62,081	197,119	191,071
Non-compensation expense	39,252	37,784	114,832	117,147
Management fees	33,201	53,466	89,709	109,650
Amortization of intangibles	8,348	8,258	24,207	24,802
Depreciation	3,126	3,017	9,240	9,028
Impairment of goodwill and intangible assets	2,466	—	3,386	2,901
Loss (Gain) on sale of businesses, net	40	(100)	53	(10,021)
Change in estimated acquisition earn-out payables	53	—	53	—
Total operating expenses	233,384	235,237	674,882	657,036
Income from operations	18,147	2,241	49,348	40,605

Non-operating income and expenses
Interest income	700	869	2,600	2,645
Interest expense	(4,006)	(4,990)	(11,751)	(14,449)
Gain on early extinguishment of debt	—	9,711	—	9,711
Other, net	1,303	2,845	5,818	5,516
Non-operating income and expenses, net	(2,003)	8,435	(3,333)	3,423
Income before income taxes	16,144	10,676	46,015	44,028

Income tax expense	6,823	2,446	20,328	16,739
Net Income	$9,321	$8,230	$25,687	$27,289

Cash Earnings Reconciliation
GAAP net income	$9,321	$8,230	$25,687	$27,289
Amortization of intangibles	8,348	8,258	24,207	24,802
Depreciation	3,126	3,017	9,240	9,028
Impairment of goodwill and intangible assets	2,466	—	3,386	2,901
Tax benefit of impairment of goodwill and intangible assets	(975)	(102)	(1,339)	(1,132)
Non-cash interest, net of tax	664	588	1,932	4,292
Accelerated vesting of certain RSUs, net of tax	—	8,174	—	8,174
Gain on early extinguishment of debt, net of tax	—	(5,914)	—	(5,914)
Change in estimated acquisition earn-out payables, net of tax	32	—	32	—
Cash earnings	$22,982	$22,251	$63,145	$69,440

Adjusted EBITDA Reconciliation
GAAP net income	$9,321	$8,230	$25,687	$27,289
Income tax expense	6,823	2,446	20,328	16,739
Interest income	(700)	(869)	(2,600)	(2,645)
Interest expense	4,006	4,990	11,751	14,449
Gain on early extinguishment of debt	—	(9,711)	—	(9,711)
Other, net	(1,303)	(2,845)	(5,818)	(5,516)
Income from operations	18,147	2,241	49,348	40,605
Amortization of intangibles	8,348	8,258	24,207	24,802
Depreciation	3,126	3,017	9,240	9,028
Impairment of goodwill and intangible assets	2,466	—	3,386	2,901
Loss (Gain) on sale of businesses, net	40	(100)	53	(10,021)
Accelerated vesting of certain RSUs	—	13,395	—	13,395
Change in estimated acquisition earn-out payables	53	—	53	—
Adjusted EBITDA	$32,180	$26,811	$86,287	$80,710
Adjusted EBITDA as a % of revenue	12.8%	11.3%	11.9%	11.6%

Calculation of Management Fees %
Income from operations	$18,147	$2,241	$49,348	$40,605
Basic management fees	30,343	32,479	83,154	84,766
Principal Incentive Plan (PIP) management fees	1,267	2,871	2,866	1,706
Stock-based compensation management fees	19	2,349	49	4,816
Accelerated vesting of certain RSUs	—	13,395	—	13,395
Incentive and other management fees	1,572	2,372	3,640	4,967
Total management fees	33,201	53,466	89,709	109,650
Amortization of intangibles	8,348	8,258	24,207	24,802
Depreciation	3,126	3,017	9,240	9,028
Impairment of goodwill and intangible assets	2,466	—	3,386	2,901
Loss (Gain) on sale of businesses, net	40	(100)	53	(10,021)
Change in estimated acquisition earn-out payables	53	—	53	—
Income before management fees	65,381	66,882	175,996	176,965
Corporate income	7,157	8,227	23,023	25,198
Adjusted income before management fees	$72,538	$75,109	$199,019	$202,163

Basic management fees as % of adjusted income before management fees	41.8%	43.2%	41.8%	41.9%

Total management fees as % of adjusted income before management fees	45.8%	71.2%	45.1%	54.2%

Total management fees (excluding accelerated vesting of certain RSUs)	$33,201	$40,071	$89,709	$96,255

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	45.8%	53.4%	45.1%	47.6%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - CORPORATE CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$105,768	$94,609	$295,632	$279,372

Operating expenses:
Commissions and fees	11,728	9,660	31,390	25,922
Compensation expense	36,007	32,141	103,547	97,533
Non-compensation expense	18,564	18,362	54,662	56,790
Management fees	19,276	24,600	51,136	54,771
Amortization of intangibles	5,622	5,402	15,901	16,003
Depreciation	1,363	1,599	4,602	4,674
Impairment of goodwill and intangible assets	—	—	—	1,931
Gain on sale of businesses, net	—	(125)	(47)	(8,287)
Change in estimated acquisition earn-out payables	53	—	53	—
Total operating expenses	92,613	91,639	261,244	249,337
Income from operations	$13,155	$2,970	$34,388	$30,035

Adjusted EBITDA Reconciliation
Income from operations	$13,155	$2,970	$34,388	$30,035
Amortization of intangibles	5,622	5,402	15,901	16,003
Depreciation	1,363	1,599	4,602	4,674
Impairment of goodwill and intangible assets	—	—	—	1,931
Gain on sale of businesses, net	—	(125)	(47)	(8,287)
Accelerated vesting of certain RSUs	—	7,394	—	7,394
Change in estimated acquisition earn-out payables	53	—	53	—
Adjusted EBITDA	$20,193	$17,240	$54,897	$51,750
Adjusted EBITDA as a % of revenue	19.1%	18.2%	18.6%	18.5%

Calculation of Management Fees %
Income from operations	$13,155	$2,970	$34,388	$30,035
Basic management fees	16,608	14,393	45,902	41,123
Principal Incentive Plan (PIP) management fees	941	547	2,201	854
Stock-based compensation management fees	6	1,354	—	2,735
Accelerated vesting of certain RSUs	—	7,394	—	7,394
Incentive and other management fees	1,721	912	3,033	2,665
Total management fees	19,276	24,600	51,136	54,771
Amortization of intangibles	5,622	5,402	15,901	16,003
Depreciation	1,363	1,599	4,602	4,674
Impairment of goodwill and intangible assets	—	—	—	1,931
Gain on sale of businesses, net	—	(125)	(47)	(8,287)
Change in estimated acquisition earn-out payables	53	—	53	—
Income before management fees	39,469	34,446	106,033	99,127
Corporate income	5,535	5,848	18,892	18,836
Adjusted income before management fees	$45,004	$40,294	$124,925	$117,963

Basic management fees as % of adjusted income before management fees	36.9%	35.7%	36.7%	34.9%

Total management fees as % of adjusted income before management fees	42.8%	61.1%	40.9%	46.4%

Total management fees (excluding accelerated vesting of certain RSUs)	$19,276	$17,206	$51,136	$47,377

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	42.8%	42.7%	40.9%	40.2%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - INDIVIDUAL CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$84,781	$91,906	$244,438	$261,977

Operating expenses:
Commissions and fees	18,523	18,757	52,800	57,375
Compensation expense	26,634	25,914	81,738	81,970
Non-compensation expense	16,446	16,048	48,476	50,360
Management fees	13,925	28,866	38,573	54,879
Amortization of intangibles	2,726	2,856	8,306	8,799
Depreciation	927	1,065	3,209	3,345
Impairment of goodwill and intangible assets	2,466	—	3,386	970
Loss (Gain) on sale of businesses, net	40	25	100	(1,734)
Change in estimated acquisition earn-out payables	—	—	—	—
Total operating expenses	81,687	93,531	236,588	255,964
Income (loss) from operations	$3,094	$(1,625)	$7,850	$6,013

Adjusted EBITDA Reconciliation
Income (loss) from operations	$3,094	$(1,625)	$7,850	$6,013
Amortization of intangibles	2,726	2,856	8,306	8,799
Depreciation	927	1,065	3,209	3,345
Impairment of goodwill and intangible assets	2,466	—	3,385	970
Loss (Gain) on sale of businesses, net	40	25	100	(1,734)
Accelerated vesting of certain RSUs	—	6,001	—	6,001
Change in estimated acquisition earn-out payables	—	—	—	—
Adjusted EBITDA	$9,253	$8,322	$22,851	$23,394
Adjusted EBITDA as a % of revenue	10.9%	9.1%	9.3%	8.9%

Calculation of Management Fees %
Income (loss) from operations	$3,094	$(1,625)	$7,850	$6,013
Basic management fees	13,735	18,086	37,252	43,643
Principal Incentive Plan (PIP) management fees	326	2,324	665	852
Stock-based compensation management fees	13	995	49	2,081
Accelerated vesting of certain RSUs	—	6,001	—	6,001
Incentive and other management fees	(149)	1,460	607	2,302
Total management fees	13,925	28,866	38,573	54,879
Amortization of intangibles	2,726	2,856	8,306	8,799
Depreciation	927	1,065	3,209	3,345
Impairment of goodwill and intangible assets	2,466	—	3,386	970
Loss (Gain) on sale of businesses, net	40	25	100	(1,734)
Change in estimated acquisition earn-out payables	—	—	—	—
Income before management fees	23,178	31,187	61,424	72,272
Corporate income	4,356	3,628	12,670	11,928
Adjusted income before management fees	$27,534	$34,815	$74,094	$84,200

Basic management fees as % of adjusted income before management fees	49.9%	51.9%	50.3%	51.8%

Total management fees as % of adjusted income before management fees	50.6%	82.9%	52.1%	65.2%

Total management fees (excluding accelerated vesting of certain RSUs)	$13,925	$22,865	$38,573	$48,878

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	50.6%	65.7%	52.1%	58.0%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - ADVISOR SERVICES GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$60,982	$50,963	$184,160	$156,292

Operating expenses:
Commissions and fees	50,046	42,314	152,093	129,161
Compensation expense	3,960	4,026	11,834	11,568
Non-compensation expense	4,242	3,374	11,694	9,997
Management fees	—	—	—	—
Amortization of intangibles	—	—	—	—
Depreciation	836	353	1,429	1,009
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—
Total operating expenses	59,084	50,067	177,050	151,735
Income from operations	$1,898	$896	$7,110	$4,557

Adjusted EBITDA Reconciliation
Income from operations	$1,898	$896	$7,110	$4,557
Amortization of intangibles	—	—	—	—
Depreciation	836	353	1,429	1,009
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—
Adjusted EBITDA	$2,734	$1,249	$8,539	$5,566
Adjusted EBITDA as a % of revenue	4.5%	2.5%	4.6%	3.6%

Calculation of Management Fees %
Income from operations	$1,898	$896	$7,110	$4,557
Basic management fees	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—
Stock-based compensation management fees	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Incentive and other management fees	—	—	—	—
Total management fees	—	—	—	—
Amortization of intangibles	—	—	—	—
Depreciation	836	353	1,429	1,009
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—
Income before management fees	2,734	1,249	8,539	5,566
Corporate income (1)	(2,734)	(1,249)	(8,539)	(5,566)
Adjusted income before management fees	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees (excluding accelerated vesting of certain RSUs)	$—	$—	$—	$—

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	NM	NM	NM	NM

NM indicates metric not meaningful
(1) Represents non-management fee generating income

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)

FOR QUARTERLY PERIODS

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Three Months Ended		For the Three Months Ended		For the Three Months Ended		For the Three Months Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010	2011	2010
Revenue:
Commissions and fees	$105,768	$94,609	$84,781	$91,906	$60,982	$50,963	$251,531	$237,478

Operating expenses:
Commissions and fees	11,728	9,660	18,523	18,757	50,046	42,314	80,297	70,731
Compensation expense	36,007	32,141	26,634	25,914	3,960	4,026	66,601	62,081
Non-compensation expense	18,564	18,362	16,446	16,048	4,242	3,374	39,252	37,784
Management fees	19,276	24,600	13,925	28,866	—	—	33,201	53,466
Amortization of intangibles	5,622	5,402	2,726	2,856	—	—	8,348	8,258
Depreciation	1,363	1,599	927	1,065	836	353	3,126	3,017
Impairment of goodwill and intangible assets	—	—	2,466	—	—	—	2,466	—
(Gain) Loss on sale of businesses, net	—	(125)	40	25	—	—	40	(100)
Change in estimated acquisition earn-out payables	53	—	—	—	—	—	53	—
Total operating expenses	92,613	91,639	81,687	93,531	59,084	50,067	233,384	235,237
Income (loss) from operations	$13,155	$2,970	$3,094	$(1,625)	$1,898	$896	$18,147	$2,241

	For the Three Months Ended
	September 30,		September 30,
	2011		2010
Revenue
Corporate Client Group	$105,768	42.0%	$94,609	39.8%
Individual Client Group	84,781	33.7%	91,906	38.7%
Advisor Services Group	60,982	24.3%	50,963	21.5%
Consolidated	$251,531	100.0%	$237,478	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$20,193	62.7%	$17,240	64.3%
Individual Client Group	9,253	28.8%	8,322	31.0%
Advisor Services Group	2,734	8.5%	1,249	4.7%
Consolidated	$32,180	100.0%	$26,811	100.0%

	For the Three Months Ended
	September 30,	September 30,
	2011	2010
Organic revenue
Corporate Client Group	5.3%	9.6%
Individual Client Group	-7.8%	0.8%
Advisor Services Group	19.7%	11.4%
Consolidated	3.3%	6.5%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)

YEAR TO DATE

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Nine Months Ended		For the Nine Months Ended		For the Nine Months Ended		For the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010	2011	2010
Revenue:
Commissions and fees	$295,632	$279,372	$244,438	$261,977	$184,160	$156,292	$724,230	$697,641

Operating expenses:
Commissions and fees	31,390	25,922	52,800	57,375	152,093	129,161	236,283	212,458
Compensation expense	103,547	97,533	81,738	81,970	11,834	11,568	197,119	191,071
Non-compensation expense	54,662	56,790	48,476	50,360	11,694	9,997	114,832	117,147
Management fees	51,136	54,771	38,573	54,879	—	—	89,709	109,650
Amortization of intangibles	15,901	16,003	8,306	8,799	—	—	24,207	24,802
Depreciation	4,602	4,674	3,209	3,345	1,429	1,009	9,240	9,028
Impairment of goodwill and intangible assets	—	1,931	3,386	970	—	—	3,386	2,901
(Gain) Loss on sale of businesses, net	(47)	(8,287)	100	(1,734)	—	—	53	(10,021)
Change in estimated acquisition earn-out payables	53	—	—	—	—	—	53	—
Total operating expenses	261,244	249,337	236,588	255,964	177,050	151,735	674,882	657,036
Income from operations	$34,388	$30,035	$7,850	$6,013	$7,110	$4,557	$49,348	$40,605

	For the Nine Months Ended
	September 30,		September 30,
	2011		2010
Revenue
Corporate Client Group	$295,632	40.8%	$279,372	40.0%
Individual Client Group	244,438	33.8%	261,977	37.6%
Advisor Services Group	184,160	25.4%	156,292	22.4%
Consolidated	$724,230	100.0%	$697,641	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$54,897	63.6%	$51,750	64.1%
Individual Client Group	22,851	26.5%	23,394	29.0%
Advisor Services Group	8,539	9.9%	5,566	6.9%
Consolidated	$86,287	100.0%	$80,710	100.0%

	For the Nine Months Ended
	September 30,	September 30,
	2011	2010
Organic revenue
Corporate Client Group	3.4%	6.3%
Individual Client Group	-5.9%	2.6%
Advisor Services Group	16.9%	12.0%
Consolidated	3.0%	6.2%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CORPORATE OVERVIEW
(Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	September 30,	September 30,
	2011	2010
GAAP net income	$9,321	$8,230
Amortization of intangibles	8,348	8,258
Depreciation	3,126	3,017
Impairment of goodwill and intangible assets	2,466	—
Tax benefit of impairment of goodwill and intangible assets	(975)	(102)
Non-cash interest, net of tax	664	588
Accelerated vesting RSUs, net of tax	—	8,174
Gain on debt, net of tax	—	(5,914)
Change in estimated acquisition earn-out payables	32	—
Cash earnings	$22,982	$22,251

GAAP net income per share - diluted	$0.21	$0.19
Amortization of intangibles	0.19	0.19
Depreciation	0.07	0.07
Impairment of goodwill and intangible assets	0.06	—
Tax benefit of impairment of goodwill and intangible assets	(0.02)	—
Non-cash interest, net of tax	0.02	0.01
Accelerated vesting RSUs, net of tax	—	0.18
Gain on debt, net of tax	—	(0.13)
Change in estimated acquisition earn-out, net of tax	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—
Cash earnings per share - diluted (2)	$0.53	$0.50

Shares outstanding, beginning of period	43,357	42,619
Common shares issued for acquisitions during period	—	—
Common shares issued for contingent consideration and escrow during period	—	113
Common shares issued for stock-based awards during period	50	906
Common shares repurchased during period	(1,703)	(89)
Common shares issued under ongoing incentive program	—	—
Other	—	25
Shares outstanding, end of period	41,704	43,574

Weighted average common shares outstanding	42,480	42,823
Dilutive effect of contingent consideration and ongoing incentive payments	—	16
Dilutive effect of stock-based awards	991	1,470
Dilutive effect of escrow, stock subscriptions and other	5	7
Dilutive effect of senior convertible notes	—	—
Weighted average common shares outstanding - diluted (1)	43,476	44,316

Debt to total capitalization	32.9%	34.7%

Total NFP owned businesses at period end	146	145

(1)
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

INTANGIBLES AND GOODWILL DATA
(Unaudited - in thousands)
	At or for the Three Months Ended
	September 30,	September 30,
	2011	2010
Intangible Assets:
Book of business	$89,941	$89,523
Management contracts	229,366	240,657
Trade name	4,783	4,782
Non-Compete Agreements	3,625	—
Institutional customer relationships	10,031	10,903
Goodwill	96,587	70,835
Total intangible assets and goodwill	$434,333	$416,700

Amortization Expense & Impairment Loss:
Book of business	$4,698	$4,784
Management contracts	5,740	3,256
Trade name	—	—
Non-Compete Agreements	158	—
Institutional customer relationships	218	218
Goodwill	—	—
Total amortization expense & impairment loss	$10,814	$8,258

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)
(Unaudited - in thousands)
	At
	September 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$115,998	$128,830
Fiduciary funds - restricted relating to premium trust accounts	79,552	82,647
Commissions, fees and premiums receivable, net	91,283	120,572
Due from principals and/or certain entities they own	11,442	7,981
Notes receivable, net	4,454	6,128
Deferred tax assets	13,865	13,865
Other current assets	17,491	17,442
Total current assets	334,085	377,465
Property and equipment, net	34,778	37,359
Deferred tax assets	3,520	5,836
Intangibles, net	337,746	337,833
Goodwill, net	96,587	60,894
Notes receivable, net	26,021	30,724
Other non-current assets	41,465	42,952
Total assets	$874,202	$893,063

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$83,417	$83,091
Borrowings	—	—
Current portion of long term debt	12,500	12,500
Income taxes payable	1,537	—
Due to principals and/or certain entities they own	25,606	37,406
Accounts payable	18,425	36,213
Dividends payable	—	—
Accrued liabilities	60,119	55,673
Total current liabilities	201,604	224,883
Long term debt	96,875	106,250
Deferred tax liabilities	1,552	1,552
Convertible senior notes	90,778	87,581
Other non-current liabilities	75,189	64,585
Total liabilities	465,998	484,851

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—
Common stock at par value	4,656	4,596
Additional paid-in capital	905,800	902,153
Accumulated deficit	(401,562)	(425,063)
Treasury stock	(99,632)	(73,458)
Accumulated other comprehensive income	(1,058)	(16)
Total stockholders' equity	408,204	408,212
Total liabilities and stockholders' equity	$874,202	$893,063

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in thousands)
	At or for the Three Months Ended		At or for the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Cash flow from operating activities:
Net income (loss)	$9,321	$8,230	$25,687	$27,289

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	—	(5,072)	—	284
Stock-based compensation	1,369	9,998	4,130	15,676
Impairment of goodwill and intangible assets	2,466	—	3,386	2,901
Amortization of intangibles	8,348	8,258	24,207	24,802
Depreciation	3,126	3,017	9,240	9,028
Accretion of senior convertible notes discount	1,099	992	3,197	7,027
Loss (gain) on sale of businesses, net	40	(100)	53	(10,021)
Change in estimated acquisition earn-out payables	53	—	53	—
Loss on sublease	—	—	—	1,766
Bad debt expense	1,871	1,858	2,349	2,697
Gain on early extinguishment of debt	-	(9,711)	—	(9,711)
Other, net	(574)	(545)	(1,515)	(1,493)

(Increase) decrease in operating assets:

Fiduciary funds - restricted relating to premium trust accounts	(2,474)	(4,995)	7,687	(15,181)
Commissions, fees and premiums receivable, net	(576)	(2,156)	29,859	28,744
Due from principals and/or certain entities they own	(3,496)	(397)	(3,425)	(1,839)
Notes receivable, net - current	415	(553)	1,537	1,719
Other current assets	12,044	(1,998)	48	(7,657)
Notes receivable, net - non-current	1,013	(1,149)	1,916	(7,745)
Other non-current assets	3,008	621	2,830	680

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	5,150	7,209	(3,753)	18,415
Income taxes payable	1,537	8,799	1,552	2,474
Due to principals and/or certain entities they own	7,346	8,903	(12,113)	(8,507)
Accounts payable	(3,047)	549	(18,152)	(4,013)
Accrued liabilities	(70)	8,129	200	1,905
Other non-current liabilities	(2,130)	(5,671)	797	(2,868)
Total adjustments	36,518	25,986	54,083	49,083
Net cash provided by operating activities	45,839	34,216	79,770	76,372

Cash flow from investing activities:
Proceeds from disposal of businesses	700	166	738	5,673
Purchases of property and equipment, net	(1,747)	(4,017)	(6,368)	(9,284)
Proceeds from (payments for) acquired firms, net of cash	(44,473)	(562)	(48,535)	661
Proceeds from (payments for) contingent consideration	(80)	(80)	(80)	(10,784)
Change in restricted cash	—	10,000	—	10,000
Net cash used in investing activities	(45,600)	5,507	(54,245)	(3,734)

Cash flow from financing activities:
Repayments of short term debt	—	—	—	(40,000)
Proceeds from long term debt	—	125,000	—	125,000
Repayment of long term debt	(3,125)	(3,125)	(9,375)	(3,125)
Long term debt costs	—	(3,923)	—	(3,923)
Proceeds from issuance of senior convertible notes	—	—	—	125,000
Senior convertible notes issuance costs	—	(16)	—	(4,129)
Repayment of senior convertible notes	—	(219,650)	—	(219,650)
Senior convertible notes tender offer costs	—	(800)	—	(800)
Purchase of call options	—	—	—	(33,913)
Sale of warrants	—	—	—	21,025
Proceeds from stock-based awards, including tax benefit	87	57	2,603	2,891
Shares cancelled to pay withholding taxes	(63)	(150)	(3,021)	(2,056)
Repurchase of common stock	(19,760)	—	(28,563)	—
Dividends paid	(1)	—	(1)	(67)
Net cash (used in) provided by financing activities	(22,862)	(102,607)	(38,357)	(33,747)
Net increase (decrease) in cash and cash equivalents	(22,623)	(62,884)	(12,832)	38,891
Cash and cash equivalents, beginning of period	138,621	157,769	128,830	55,994
Cash and cash equivalents, end of the period	$115,998	$94,885	$115,998	$94,885

Supplemental disclosures of cash flow information
Cash paid for income taxes	$4,462	$5,397	$15,812	$26,100
Cash paid for interest	$906	$1,580	$5,361	$3,281

DEFINED TERMS

Accelerated vesting of certain RSUs:	Portion of Total Management Fees attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income (Loss) before Management Fees:	Income (loss) before management fees excluding corporate income.

Base Earnings:	Represents the cumulative preferred portion of Target Earnings that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings

Cash Earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various stock incentive plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income:
The allocation of corporate revenue and expenses to businesses where management fees are earned on a standalone basis.  Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s various incentive plans, and other management fee amounts due to principals.

DEFINED TERMS
Income (Loss) Before Management Fees:	The Company defines income (loss) before management fees as income (loss) from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of businesses. Income (loss) before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees Percentage (Basic, Total, Total (excluding Accelerated vesting of certain RSUs)):	Applicable management fees as a percentage of adjusted income (loss) before management fees.

Organic Revenue Growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented. With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition. During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings:
Represents the target business’s annual earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered Target Earnings, typically two times Base Earnings.

Total Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Total Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees, Stock-based Compensation Management Fees, Accelerated vesting of certain RSUs and Incentive and Other Management Fees.